UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 2, 2003


                            MOBILE PET SYSTEMS, INC.

                             A Delaware Corporation
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-27915              11-2787966
(State or other jurisdiction of    Commission file number     (IRS Employer
 incorporation or organization)                             Identification No.)


                     2150 West Washington Street, Suite 110

                           San Diego, California 92110

                    (Address of principal executive offices)


                                 (619) 226-6738
                         (Registrant's telephone number)




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ITEM 7.    EXHIBITS.


     99.1 Press release dated May 1, 2003 regarding results of operations for the three and nine months ended March 31, 2003.


ITEM 9.    REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On May 1, 2003, Mobile PET Systems, Inc. issued a press release regarding its results of operations for the three and nine months ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MOBILE PET SYSTEMS, INC

Dated: May 2, 2003                         By:  /s/    THOMAS H. INSLEY
                                              ----------------------------------
                                               Chief Financial Officer